SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PRIMARY INCOME FUNDS INC.
              ------------------------------------------------
              (Name of Registrant as Specified in its Charter)


              --------------------------------------------------
              (Name of Person(s) Filing Proxy Statement if other
                          than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1) Title of each class of securities to which transaction applies:
        2) Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4) Proposed maximum aggregate value of transaction:
        5) Total fee paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

        1) Amount Previously Paid:
        2) Form, Schedule or Registration Statement No.:
        3) Filing Proxy:
        4) Date Filed:


                         (THE PRIMARY TREND FUND LOGO)

                             First Financial Centre
                             700 North Water Street
                           Milwaukee, Wisconsin 53202

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 1998
  To Our Shareholders:

    A Joint Special Meeting of Shareholders of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively, the "Companies") will be held Wednesday, April 29, 1998, at 6:00 p.m., Milwaukee time, in the Wisconsin Room at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The Primary Income Funds, Inc. consists of two portfolios: The Primary Income Fund and The Primary U.S. Government Fund. The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund are referred to as the "Funds". The purpose of the meeting is:

    1.  To elect four Directors for each Company; and

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only shareholders of record of each Company at the close of business on March 25, 1998, the record date for this meeting, will be entitled to notice of, and to vote at, the Joint Special Meeting and any adjournments thereof. Shareholders are entitled to one vote for each share held.

                                    By Order of the Boards of Directors,
                                    The Primary Trend Fund, Inc.
                                    The Primary Income Funds, Inc.

                                    /s/ James R. Arnold, Jr.

                                    JAMES R. ARNOLD, JR.
                                    Secretary-Treasurer
  Milwaukee, Wisconsin
  April 2, 1998

  YOUR VOTE IS VERY IMPORTANT, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE REIVEW THE ATTACHED PROPOSALS AND INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. YOUR PROMPT RESPONSE WILL HELP YOU FUNDS SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

                          (THE PRIMARY TREND FUNDS LOGO)

                             First Financial Centre
                             700 North Water Street
                           Milwaukee, Wisconsin 53202

           Proxy Statement for Joint Special Meeting of Shareholders
                          To Be Held On April 29, 1998
                          ----------------------------

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively, the "Companies") to be used at the Joint Special Meeting of Shareholders of the Companies to be held Wednesday, April 29, 1998, at 6:00 p.m., Milwaukee time, in the Wisconsin Room at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, and at any adjournments or postponements thereof (the "Meeting") for the purposes set forth in the attached Notice of Joint Special Meeting of Shareholders. The Primary Income Funds, Inc. consists of two portfolios: The Primary Income Fund, Inc. and The Primary U.S. Government Fund. The principal executive offices of The Primary Trend Fund ("Trend Fund"), The Primary Income Fund ("Income Fund") and The Primary U.S. Government Fund ("Government Fund"), collectively the "Funds", are located at 700 North Water Street, Milwaukee, Wisconsin 53202.

  Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the meeting and to vote in person. Presence at the meeting by a shareholder who has signed a proxy does not in itself revoke the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice of the revocation to the appropriate Company. Unless so revoked, the shares represented by proxies received by the Board of Directors of each Company will be voted at the meeting or any adjournments thereof. Where a shareholder specifies a choice by means of a ballot provided in the proxy, the shares will be voted in accordance with such specification. If no choice is indicated, proxies will be voted FOR the election of the nominees for Directors.

  The Meeting could be adjourned if a quorum does not exist, or fire or other emergency disrupts the Meeting. For purposes of any adjournment, proxies will be voted FOR adjournment unless otherwise directed. A shareholder may otherwise direct by writing anywhere on the enclosed proxy that the shareholder will vote against any adjournments.

  The cost of soliciting proxies will be borne by the Funds. The Funds expect to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers of the Funds. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose.

  The close of business on March 25, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Joint Special Meeting and at any adjournment thereof. On that date, The Primary Trend Fund, Inc. had 1,751,528 shares of common stock, $.01 par value, outstanding and entitled to vote, and The Primary Income Funds, Inc. had 424,502 shares of common stock outstanding and entitled to vote, consisting of 348,064 shares of Class B common stock, $.0001 par value (Income Fund), and 76,438 shares of Class C common stock, $.0001 par value (Government Fund). Each share of common stock of a Company is entitled to one vote on all matters submitted to shareholders of that Company (shares of common stock of a Company are not entitled to vote in matters submitted to the shareholders of the other Company). The Notice of Joint Special Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Funds on or about April 2, 1998.

COPIES OF THE PRIMARY TREND FUNDS' COMBINED ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 1997, AND SEMIANNUAL REPORT FOR THE SIX MONTHS ENDED DECEMBER 31, 1997, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY WRITING TO THE FUNDS, 700 NORTH WATER STREET, MILWAUKEE, WISCONSIN 53202, OR BY CALLING 1-800-443-6544.

                             ELECTION OF DIRECTORS

  The Board of Directors of each Company deemed it in the best interests of each Company to have four members on the Board of Directors and amended the Bylaws to increase the number of directors from three to four. Thus, if the nominees set forth in this Proxy Statement are elected, the Board of Directors of each Company will consist of the same four members, each of whom is elected to serve until his or her successor is elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected. In the event any of the named nominees is unable to serve as a director, the persons named as proxies reserve full discretion, in accordance with their best judgement, to vote or refrain from voting for such other person or persons as may be nominated. The proxies cannot vote for a greater number of persons than named on the following page.

  Directors are elected by plurality of the votes cast by the holders of each Company's common stock entitled to vote in the election of directors at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no effect on the election of directors except to the extent the failure to vote for an individual results in that individual not receiving a sufficient number of votes to be elected.

THE PRIMARY TREND FUND, INC.

  Certain information concerning the nominees is set forth in the following table. Ms. Gust and Mr. Arnold are currently directors of The Primary Trend Fund, Inc. Ms. Gust has served as a director of such Company since its incorporation on June 3, 1986. Mr. Arnold has served as a director since January 24, 1997. The business address of Ms. Gust, Mr. Arnold and Mr. Holtz is First Financial Centre, 700 North Water Street, Milwaukee, Wisconsin 53202, and the business address of Mr. Hillery is 207 East Buffalo Street, Milwaukee, Wisconsin 53202.

NAME OF                                         SHARES OF
NOMINEE AND                 PRINCIPAL           OF TREND FUND          PERCENT
POSITION WITH               OCCUPATIONS DURING  BENEFICIALLY AS        OF
THE COMPANY         AGE     PAST FIVE YEARS     OF MARCH 24, 1998      TOTAL
-------------       ---     ------------------  -----------------      -----
Lilli Gust*<F1>      51    Executive Vice           66,683(a)(b)        3.8%
  President and            President, Secretary          <F3><F4>
  Director                 -Treasurer
                           and Director of
                           Arnold Investment
                           Counsel Incorporated,
                           Milwaukee, Wisconsin
                           since February, 1978.

Barry S. Arnold*<F1>33     Vice President of        41,781(b)<F4>       2.4%
  Vice President,          Arnold Investment
  Assistant Secretary      Counsel Incorporated,
  and Director             Milwaukee, Wisconsin,
                           since September, 1987

Clark J. Hillery    48     President and Owner of      807               **
  Director                 Ink Printing Corporation                     <F2>
                           since August, 1979.

Harold L. Holtz     73     Retired; CPA with Egan    2,163                **
  Director                 & Associates, CPAs                           <F2>
                           from January, 1996 to
                           December, 1997;
                           Sole proprietor, Harold
                           L. Holtz,CPA, from November,
                           1987 to December, 1995.

Directors and Officers                             125,459              7.2%
  as a Group
---------------
*<F1> "Interested persons" of the Company as defined in the Investment Company Act of 1940 because of their positions with Arnold Investment Counsel Incorporated, 700 North Water Street, Milwaukee, Wisconsin 53202, the Company's investment adviser (the "Adviser") and because they are officers of the Company. **<F2> The amount shown is less than 1% of the outstanding shares of the Trend Fund.
(a)<F3> The amount shown includes shares held by Arnold Investment Counsel Incorporated.
(b)<F4> The amount shown includes 22,866 shares held by Arnold Investment Counsel Incorporated's 401 (k) Plan for which Ms. Gust and Mr. Arnold are trustees.

THE PRIMARY INCOME FUNDS, INC.

  Certain information concerning the nominees is set forth in the following table. Ms. Gust and Mr. Arnold are currently directors of The Primary Income Funds, Inc. Ms. Gust has served as a director of such Company since its incorporation on April 5, 1989. Mr. Arnold has served as a director since January 24, 1997.

                                                SHARES BENEFICIALLY
NAME OF                                         OWNED AS OF MARCH
NOMINEE AND                 PRINCIPAL           24, 1998 (INCOME       PERCENT
POSITION WITH               OCCUPATIONS DURING  AND GOVERNMENT FUND,   OF
THE COMPANY         AGE     PAST FIVE YEARS     RESPECTIVELY)          TOTAL
-------------       ---     ------------------  -----------------      -----
Lilli Gust*<F5>      51    Executive Vice            45,818(a)(b)      13.2%
  President                President, Secretary           <F7><F8>
  and Director             -Treasurer and Director   25,952(a)<F7>     34.0%
                           of Arnold Investment
                           Counsel Incorp
                           Milwaukee, Wisconsin
                           since February, 1978.

Barry S. Arnold*<F5> 33    Vice President of         30,742(b)<F8>    11.1%
  Vice President,          Arnold Investment          4,483            5.9%
  Assistant Secretary      Counsel Incorporated,
  and Director             Milwaukee, Wisconsin,
                           since September, 1987

Clark J. Hillery     48    President and owner of       -0-              --
  Director                 Ink Printing Corporation     -0-              --
                           since August, 1979.

Harold L. Holtz      73    Retired; CPA with Egan      601               **<F6>
  Director                 & Associates, CPAs from     406               **<F6>
                           January, 1996 to December,
                           1997; Sole proprietor,
                           Harold L. Holtz,
                           CPA, from November,
                           1987 to December, 1995.

Directors and Officers                              88,214            25.4%
  as a Group                                        35,242            46.1%
---------------
*<F5>"Interested persons" of the Company as defined in the Investment Company Act of 1940 because of their positions with the Adviser and because they are officers of the Company.
**<F6>   The amount shown is less than 1% of the outstanding shares of the applicable Fund.
(a)<F7> The amount shown includes shares held by Arnold Investment Counsel Incorporated.
(b)<F8> The amount shown includes 17,558 shares held by Arnold Investment Counsel Incorporated's 401 (k) Plan for which Ms. Gust and Mr. Arnold are trustees.

  Each of the Companies has an officer who is not a director. James R. Arnold, Jr., 40, is Secretary-Treasurer of each Company. He is also Client Services and Accounting Manager of Sunstone Financial Group, Inc., 207 East Buffalo Street, Milwaukee, Wisconsin 53202, the administrator of the Funds, since January, 1997. He was Vice President of the Adviser from October, 1985 to January, 1997. James
R. Arnold, Jr. and Barry S. Arnold are brothers. The officers of each Company are elected annually by its Board of Directors.

  The Boards of Directors held two meetings during the fiscal year ended June 30, 1997. Ms. Gust and Mr. Arnold attended both meetings. The Boards of Directors have no standing committees.

  Each Company's standard method of compensating directors is to pay each disinterested director a fee of $250 for each meeting of the Board of Directors of such Company attended. Directors or officers who are "interested persons" receive no compensation from the Funds. The directors do not receive any pension or retirement benefits from any Fund. The Table below shows the compensation paid by each Fund to directors of the applicable Company during the fiscal year ended June 30, 1997.

                                   PENSION OR
                                   RETIREMENT
                                   BENEFITS       ESTIMATED      TOTAL
                                   ACCRUED AS     ANNUAL         COMPENSATION
               AGGREGATE           PART OF        BENEFITS       FROM COMPANY
NAME OF        COMPENSATION        COMPANY        UPON           PAID TO
DIRECTOR       FROM COMPANY        EXPENSES       RETIREMENT     DIRECTORS
--------       ------------        -----------    ----------     ------------
                          The Primary Trend Fund, Inc.
Barry S. Arnold   $    0              $0              $0          $    0
Joseph L. Cook*     $500              $0              $0            $500
            <F9>
Lilli Gust        $    0              $0              $0          $    0
                         The Primary Income Fund, Inc.
Barry S. Arnold   $    0              $0              $0          $    0
Joseph L. Cook*     $500              $0              $0            $500
            <F9>
Lilli Gust        $    0              $0              $0          $    0
--------------
*<F9> No longer a director effective March 4, 1998.

                             PRINCIPAL SHAREHOLDERS

   As of March 1, 1998, no person is known to the Funds to own beneficially more than five percent of the outstanding share of any Fund, except as indicated below:

                                                       NUMBER OF      PERCENT OF
     FUND             NAME AND ADDRESS                   SHARES         CLASS
     ----             ----------------                 ---------      ----------
 Government Fund       Arnold Investment                17,696           22.3%
                       Counsel Incorporated*<F10>
                       Milwaukee, Wisconsin
                       53202

                       Lilli Gust                        8,256           10.4%
                       Milwaukee, Wisconsin 53208

                       Theodore H. & Mildred V. Braam    5,915            7.4%
                       Glendale, Wisconsin 53209

                       Sydney W. Frey                    5,630            7.1%
                       Brookfield, Wisconsin 53005

                       Barry S. Arnold                   4,483            5.6%
                       New Berlin, Wisconsin 53146

                       Holger A. Olsson                  4,476            5.6%
                       Presque Isle, Wisconsin 54557

                       Carolyn M. Gross                  4,408            5.5%
                       New Berlin, Wisconsin 53146

                       James R. Arnold, Jr.              4,401            5.5%
                       Big Bend, Wisconsin 53103

 Income Fund           Steven Mayer                     22,909            6.4%
                       Crystal Lake, Illinois 60039

                       Barry S. Arnold                  21,184            6.0%
                       New Berlin, Wisconsin 53146

                       James R. Arnold, Jr.             20,611            5.8%
                       Big Bend, Wisconsin 53103

                       Carolyn M. Gross                 20,585            5.8%
                       New Berlin, Wisconsin 53146

Trend Fund             Ruth L. Leef                    179,928           10.1%
                       Elm Grove, Wisconsin 53122
--------------
*<F10> Arnold Investment Counsel Incorporated is controlled by Lilli Gust.

                                 OTHER MATTERS

  The Board of Directors of the Companies know of no other matters that may come before the Special Meeting. If any other matters properly come before the meeting, the persons named in the proxy will vote the shares represented by such proxies in accordance with their best judgment.

                                    By Order of the Board of Directors,
                                    The Primary Trend Fund, Inc.
                                    The Primary Income Funds, Inc.

                                    /s/ James R. Arnold, Jr.

                                    JAMES R. ARNOLD, JR.
                                    Secretary-Treasurer

PROXY
THE PRIMARY TREND FUND, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints LILLI GUST and BARRY S. ARNOLD, and each of them, with full power of substitution, proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Special Meeting of THE PRIMARY TREND FUND, INC., to be held in the Wisconsin Room at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin, at 6:00 p.m. (Milwaukee time), April 29, 1998 and at any adjournment thereof.

(1)  ELECTION OF DIRECTORS

[ ]  FOR all nominees listed below (except as marked to the contrary)
[ ]  WITHHOLD AUTHORITY to vote for nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

        LILLI GUST   BARRY S. ARNOLD     CLARK J. HILLERY     HAROLD L. HOLTZ

(Please Sign on Reverse Side)

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN THE ELECTION OF DIRECTORS FOR THE NOMINEES LISTED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name appears on this card. When shares are held by two or more persons, both must sign. When signing as trustee, guardian or other fiduciary, please give full title as such. If a Partnership, please sign in partnership name by authorized person.

Dated -----------------, 1998

-----------------------------
(Signature)

-----------------------------
(Signature)

Please mark, sign and date and return this proxy card promptly using the enclosed postage-paid envelope. Please call us at (800)443-6544 if you plan to attend the Meeting.

PROXY
THE PRIMARY INCOME FUNDS, INC.
THE PRIMARY INCOME FUND (CLASS B COMMON STOCK)
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints LILLI GUST and BARRY S. ARNOLD, and each of them, with full power of substitution, proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Special Meeting of THE PRIMARY INCOME FUNDS, INC., to be held in the Wisconsin Room at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin, at 6:00 p.m. (Milwaukee time), April 29, 1998 and at any adjournment thereof.

(1)  ELECTION OF DIRECTORS

[ ]  FOR all nominees listed below (except as marked to the contrary)
[ ]  WITHHOLD AUTHORITY to vote for nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      LILLI GUST    BARRY S. ARNOLD    CLARK J. HILLERY    HAROLD L. HOLTZ

(Please Sign on Reverse Side)

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN THE ELECTION OF DIRECTORS FOR THE NOMINEES LISTED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name appears on this card. When shares are held by two or more persons, both must sign. When signing as trustee, guardian or other fiduciary, please give full title as such. If a Partnership, please sign in partnership name by authorized person.

Dated -----------------, 1998

-----------------------------
(Signature)

-----------------------------
(Signature)

Please mark, sign and date and return this proxy card promptly using the enclosed postage-paid envelope. Please call us at (800)443-6544 if you plan to attend the Meeting.

PROXY
THE PRIMARY INCOME FUNDS, INC.
THE PRIMARY U.S. GOVERNMENT FUND (CLASS C COMMON STOCK)
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints LILLI GUST and BARRY S. ARNOLD, and each of them, with full power of substitution, proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Special Meeting of THE PRIMARY INCOME FUNDS, INC., to be held in the Wisconsin Room at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin, at 6:00 p.m. (Milwaukee time), April 29, 1998 and at any adjournment therof.

(1)  ELECTION OF DIRECTORS

[ ]  FOR all nominees listed below (excpet as marked to the contrary)
[ ]  WITHHOLD AUTHORITY to vote for nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     LILLI GUST    BARRRY S. ARNOLD    CLARK J. HILLERY    HAROLD L. HOLTZ

(Please Sign on Reverse Side)

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN THE ELECTION OF DIRECTORS FOR THE NOMINEES LISTED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name appears on this card. When shares are held by two or more persons, both must sign. When signing as trustee, guardian or other fiduciary, please give full title as such. If a Partnership, please sign in partnership name by authorized person.

Dated -----------------, 1998

-----------------------------
(Signature)

-----------------------------
(Signature)

Please mark, sign and date and return this proxy card promptly using the enclosed postage-paid envelope. Please call us at (800)443-6544 if you plan to attend the Meeting.